Goodwill	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about goodwill [Abstract]
Goodwill	Goodwill
Goodwill acquired through business combinations has been allocated to groups of CGUs that are expected to benefit from the synergies of the acquisitions. Goodwill by segments is as follows:

As at Dec. 31	2025	2024
Hydro	258	258
Wind and Solar	177	178
Gas (Note 4)	51	51
Energy Marketing	30	30
Total goodwill	516	517
For the purposes of the 2025 goodwill impairment review, the Company determined the recoverable amounts of the Hydro, Wind and Solar, Gas and Energy Marketing segments (2024 goodwill impairment review - Wind and Solar segment) by calculating the fair value less costs of disposal using discounted cash flow projections. The recoverable amounts are based on the Company's long-range forecasts for the periods extending to the last planned asset retirement in 2072. The resulting fair value measurements are categorized within Level III of the fair value hierarchy. No impairment of goodwill arose for any segment in 2025 and 2024.
In 2024, the Company relied on the recoverable amounts determined in 2022 for the Hydro and Energy Marketing segments in performing the 2024 goodwill impairment review.
The significant assumptions impacting the determination of the 2025 fair value for the Hydro, Wind and Solar, Gas and Energy Marketing segments, with a high degree of subjectivity, are the following:
•Forecasts of sales prices for each facility are determined by taking into consideration contract prices for facilities subject to short- or long-term contracts, forward price curves for merchant plants and regional supply-demand balances. Where forward price curves are not available for the duration of the facility’s useful life, prices are determined by extrapolation techniques using historical industry and Company-specific data.
•Merchant electricity prices used in the Hydro, Wind and Solar, Gas and Energy Marketing segment models ranged between $24 per MWh and $339 per MWh during the forecast period (2024 — merchant electricity prices used in the Wind and Solar segment models ranged between $40 per MWh and $225 per MWh).
•Discount rates used for the Hydro, Wind and Solar, Gas and Energy Marketing segments ranged from 5.7 to 7.6 per cent (2024 — discount rates used for the for the Wind and Solar segment ranged from 6.4 to 7.3 per cent). A 0.5 per cent increase in the discount rate would not impact the results of the impairments tests performed.
•The White Rock and the Horizon Hill wind facilities are subject to location-specific price basis, sourced from third-party analysis. This analysis is based on models of the transmission system, including assumptions around potential system upgrades as well as forecasted generation and load in the area.